Exhibit 99.1

S&P Global Announces

Agreement to Sell Engineering

Solutions Business to KKR

NEW YORK, Jan. 17, 2023 /PRNewswire/ — S&P Global (NYSE: SPGI) today announced that it has entered into an agreement to sell its Engineering Solutions business to investment funds managed by KKR, a leading global investment firm and a longstanding customer of S&P Global, for $975 million in cash, subject to customary purchase price adjustments.

S&P Global currently anticipates the divestiture to result in after-tax proceeds of approximately $750 million, which proceeds are expected to be used to fund share repurchases. The agreement follows S&P Global’s announced intent in November 2022 to divest the business.

“Today’s announcement marks the next exciting step towards executing our strategy of powering global markets,” said Douglas L. Peterson, President and Chief Executive Officer of S&P Global. “The divestiture of Engineering Solutions to KKR allows us to further focus on driving growth in our core businesses. Engineering Solutions is a strong business, and we believe it will continue to thrive under KKR’s direction.”

Engineering Solutions provides data, technology, and insights that allow over 6,000 global customers and 650,000 users to optimize workflows and end-user experiences. Its products enable engineers, builders, and architects in many industries to access the data and insights they need to deliver complex projects and new products.

“We see significant opportunities for Engineering Solutions to accelerate growth, expand its footprint and continue to innovate as an independent company,” said Webster Chua, Partner at KKR. “Engineering Solutions is trusted by engineers and standards organizations around the world and we look forward to deepening these relationships by making long-term investments in enhanced product coverage, improved workflow solutions and expanded distribution capabilities.”

KKR is making the investment through its North America Fund XIII.

Engineering Solutions became part of S&P Global following the company’s merger with IHS Markit early last year. The transaction, which is subject to receipt of required regulatory approvals and satisfying other customary closing conditions, is expected to close by the end of the second quarter of 2023.

About S&P Global

S&P Global (NYSE: SPGI) provides essential intelligence. We enable governments, businesses and individuals with the right data, expertise and connected technology so that they can make decisions with conviction. From helping our customers assess new investments to guiding them through ESG and energy transition across supply chains, we unlock new opportunities, solve challenges and accelerate progress for the world.

We are widely sought after by many of the world’s leading organizations to provide credit ratings, benchmarks, analytics and workflow solutions in the global capital, commodity and automotive markets. With every one of our offerings, we help the world’s leading organizations plan for tomorrow, today.

About KKR

KKR is a leading global investment firm that offers alternative asset management as well as capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com and on Twitter @KKR_Co.

Advisors

Goldman Sachs & Co. LLC is serving as financial advisor to S&P Global, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel. RBC Capital Markets is serving as a financial advisor to KKR, and Simpson Thacher & Bartlett LLP is serving as legal counsel.

Investor Relations:

Mark Grant

Tel: +1 347 640 1521

Mark.Grant@spglobal.c om

Media:

For S&P Global:

Ola Fadahunsi

Tel: +1 212 438 2296

Ola.Fadahunsi@spglobal. com

For KKR:

Miles Radcliffe-Trenner

212-750-8300

media@kkr.com

Forward-Looking Statements:

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about future business and operating results, the industry and markets in which S&P Global Inc. (the “Company”) operate and beliefs of and assumptions made by the Company’s management involve uncertainties that could significantly affect the financial or operating results of the Company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “will, “ “should,” “may,” “projects,” “could,” “would,” “target,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. We can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with: (i) the satisfaction of the conditions precedent to consummation of the proposed divesture of the global engineering solutions businesses, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; (ii) economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current U.S. administration; (iii) the ability of the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (iv) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (v) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (vi) changes in debt and equity markets, including credit quality and spreads; (vii) changes in financial markets, capital, credit and commodities markets and interest rates; (viii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the parties’ ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (x) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (the “SEC”) by the Company from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, credit rating or liquidity. Except to the extent required by applicable law or regulation, the Company disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.